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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K
                                    --------



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



               Date of report (date of earliest event reported):
                                 June 26, 1996



                           EXCEL Communications, Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                    1- 14322                 75-2624939
     ---------------                --------                 ----------
     (State or other              (Commission             (I.R.S. Employer
     jurisdiction of              File Number)            Identification No.)
     incorporation)


                         8750 North Central Expressway
                              Dallas, Texas  75231
                              --------------------
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code (214) 863-8000
                                                          --------------


                          9101 LBJ Freeway, Suite 800
                              Dallas, Texas  75243
                              --------------------
         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS
         ------------

         See Exhibit 20.1 to this Form 8-K.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
           -----------------------------------------
           INFORMATION AND EXHIBITS
           ------------------------


     (c)  Exhibit.

          20.1 Press Release, dated June 26, 1996, Regarding Contract with MCI Telecommunications Corp.

                                       2
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    EXCEL COMMUNICATIONS, INC.


July 1, 1996                       By:  /s/   Kenny A. Troutt
                                       --------------------------------------
                                              Kenny A. Troutt
                                        President and Chief Executive Officer

                                       3
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                                 EXHIBIT INDEX
                                 -------------


Exhibit No.                        Description                          Page No.
- -----------                        -----------                          --------

20.1                Press Release, dated June 26, 1996, regarding
                    Contract with MCI Telecommunications Corp.